SCHEDULE 14C

(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.)

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BRIGHTHOUSE FUNDS TRUST II

(Name of Registrant As Specified in Its Charter)

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BRIGHTHOUSE FUNDS TRUST II

One Financial Center

Boston, Massachusetts 02111

November 16, 2017

Dear Contract Owner:

The accompanying information statement provides information about a change in the subadviser of MFS® Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio) (the “Portfolio”), a series of Brighthouse Funds Trust II (formerly, Metropolitan Series Fund). Effective on September 1, 2017, Massachusetts Financial Services Company (“MFS”), became subadviser to the Portfolio. In addition, the name of the Portfolio and the Portfolio’s principal investment strategies were changed at that time. For more information regarding the changes in the Portfolio’s investment strategies, please see the supplement dated August 18, 2017 to the Portfolio’s prospectus dated May 1, 2017, attached as Exhibit 1 to the accompanying information statement. You are receiving the accompanying information statement because some or all of the value of your variable annuity or variable life insurance contract was invested in the Portfolio as of September 1, 2017.

The accompanying information statement is for your information only. You do not need to do anything in response to this information statement.

Sincerely,

Kristi Slavin
President
Brighthouse Funds Trust II

BRIGHTHOUSE FUNDS TRUST II

MFS® Value Portfolio II

(formerly, BlackRock Large Cap Value Portfolio)

One Financial Center

Boston, Massachusetts 02111

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement

This Information Statement is available online at

www.brighthousefinancial.com/variablefunds

The primary purpose of this Information Statement is to provide you with information about a change of the subadviser to MFS® Value Portfolio II (formerly, BlackRock Large Cap Value Portfolio) (the “Portfolio”), a series of Brighthouse Funds Trust II (formerly, Metropolitan Series Fund) (the “Trust”). Effective September 1, 2017, Massachusetts Financial Services Company (“MFS”) replaced BlackRock Advisors, LLC (“BlackRock”) as subadviser to the Portfolio. This Information Statement is being mailed beginning on or about November 16, 2017 to the Portfolio’s Contract Owners of record as of the close of business on September 1, 2017 (the “Record Date”). The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Trust’s most recent annual and semiannual reports are available upon request without charge by writing the Trust at the above address or calling the Trust toll-free at 1-800-638-7732.

Brighthouse Investment Advisers, LLC (formerly, MetLife Advisers, LLC) (“BIA” or the “Manager”) serves as investment adviser to the Portfolio pursuant to a management agreement dated August 4, 2017 between the Trust and BIA (the “Management Agreement”). Prior to August 4, 2017, BIA served as the Portfolio’s investment adviser pursuant to a management agreement dated April 30, 2012, as amended from time to time, between the Portfolio and BIA, which terminated automatically upon the change in control of BIA resulting from the separation of BIA from its former parent company, MetLife, Inc., on August 4, 2017 (the “Separation”). Brighthouse Securities, LLC (the “Distributor”), an affiliate of BIA, serves as the distributor to the Trust. Prior to March 6, 2017, the Trust’s distributor was MetLife Investors Distribution Company (“MLIDC”). For the fiscal year ended December 31, 2016, the Portfolio paid to MLIDC pursuant to the Distribution and Services Plan for Class B and Class E shares fees in the amount of $692,945. BIA is located at One Financial Center Boston, Massachusetts 02111. The Distributor is located at 11225 North Community House Road, Charlotte, North Carolina 28277. State Street Bank and Trust Company is the administrator of the Trust and is located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that all agreements under which persons serve as investment advisers or investment subadvisers to investment companies be approved by shareholders. The Securities and Exchange Commission (the “SEC”) has granted exemptive relief to the Trust and BIA (the “Order”) that generally permits BIA, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the Order. The Portfolio may not rely on the Order with respect to subadvisers that are affiliated with BIA. One of the conditions of the Order is that within ninety days after entering into a new or amended investment subadvisory agreement with a new subadviser without shareholder approval, the Portfolio must provide an information statement to its shareholders setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. This Information Statement is being provided to you to satisfy this condition of the Order.

THIS INFORMATION STATEMENT IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	Introduction

Prior to September 1, 2017, BlackRock served as subadviser to the Portfolio pursuant to an investment subadvisory agreement dated August 4, 2017, by and between BIA and BlackRock (the “Previous Subadvisory Agreement”). At an in-person meeting of the Board of Trustees of the Trust (the “Board”) held on August 15-17, 2017 (the “August Meeting”), the Board (including a majority of Trustees who are not “interested persons” of the Trust, BIA, MFS, BlackRock or the Distributor (as that term is defined in the 1940 Act) (“Independent Trustees”)) approved a new investment subadvisory agreement between BIA and MFS with respect to the Portfolio, which took effect as of September 1, 2017 (the “New Subadvisory Agreement”). In connection with the appointment of MFS as subadviser to the Portfolio, the Previous Subadvisory Agreement was terminated as of September 1, 2017, and as of that date, BlackRock no longer served as subadviser to the Portfolio. As discussed below, there are various differences between the Previous Subadvisory Agreement and the New Subadvisory Agreement. As with the Previous Subadvisory Agreement, the Portfolio does not pay the subadvisory fee under the New Subadvisory

Agreement. BIA continues to serve as the Portfolio’s investment adviser pursuant to the Management Agreement between the Trust and BIA relating to the Portfolio.

The Portfolio’s shareholders last approved a subadvisory agreement with respect to the Portfolio on January 18, 2005 in connection with the initial appointment of BlackRock Advisors, Inc. as subadviser to the Portfolio. Subsequent to that, there were changes to the form of entity acting as subadviser, and MetLife Advisers, LLC (a predecessor to BIA) and BlackRock entered into a new subadvisory agreement dated October 2, 2006 (as amended from time to time, the “Pre-Separation Subadvisory Agreement”) pursuant to the Order or other guidance provided by the staff of the SEC. Prior to August 4, 2017, BlackRock served as the Portfolio’s subadviser pursuant to the Pre-Separation Subadvisory Agreement, which terminated automatically upon the Separation. The terms of the Pre-Separation Subadvisory Agreement were identical to the Previous Subadvisory Agreement. Unless otherwise noted, all references to the Previous Subadvisory Agreement in this Information Statement include the Pre-Separation Subadvisory Agreement.

As a result of the approval of the New Subadvisory Agreement, effective September 1, 2017, MFS replaced BlackRock as the subadviser to the Portfolio. Supplements to the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information were filed to reflect the change of subadviser. Unless otherwise noted in the supplements, all references to BlackRock with respect to the Portfolio in the Summary Prospectus, Prospectus, and Statement of Additional Information, as amended, relating to the Portfolio were replaced with MFS, as appropriate.

II.	The Previous and New Subadvisory Agreements

The Previous Subadvisory Agreement

The Previous Subadvisory Agreement provided that it would remain in effect for a period of one year from the effective date and would continue in effect for successive periods of one year thereafter only so long as the Board or a majority of the outstanding voting securities of the Portfolio, and a majority of the Independent Trustees, specifically approved its continuance at least annually. The Previous Subadvisory Agreement could be terminated at any time, without the payment of any penalty, by the Board, by the vote of a majority of the outstanding voting securities of the Portfolio, or, if approved by the Board, by BIA, upon sixty days’ prior written notice to BlackRock or by BlackRock upon sixty days’ prior written notice to BIA and the Portfolio. The Previous Subadvisory Agreement also terminated automatically in the event of its assignment or in the event that the Management Agreement between BIA and the Trust was terminated for any reason.

The Previous Subadvisory Agreement also generally provided that, absent willful misfeasance, bad faith or gross negligence of BlackRock in the performance of any of its duties or by reckless disregard of its obligations and duties under the Previous

Subadvisory Agreement, BlackRock would not be liable for any act or omission in the course of, or connected with, or arising out of any service to be rendered under the Previous Subadvisory Agreement.

Under the Previous Subadvisory Agreement, BIA paid a subadvisory fee to BlackRock, based on the average daily net assets of the Portfolio, consisting of a monthly fee computed at the annual rate of 0.35% of the first $250 million of such assets, 0.325% on the next $500 million of such assets, 0.30% on the next $250 million of such assets, and 0.25% on such assets in excess of $1 billion. For the fiscal year ended December 31, 2016, BIA paid BlackRock $4,372,939 in aggregate subadvisory fees with respect to the Portfolio.

The Previous Subadvisory Agreement was last approved by the Board, including by a separate vote of the Independent Trustees, at a meeting held on November 15-16, 2016.

The New Subadvisory Agreement

The New Subadvisory Agreement for the Portfolio with respect to MFS is attached as Exhibit 2 to this Information Statement. The material differences in the terms of the New Subadvisory Agreement and the Previous Subadvisory Agreement are described below under “Material Differences between the Previous Subadvisory Agreement and the New Subadvisory Agreement.”

The New Subadvisory Agreement provides that it will remain in effect for a period of one year from the effective date, and thereafter only so long as the Board or a majority of the outstanding voting securities of the Portfolio, and a majority of the Independent Trustees, specifically approve its continuance at least annually. The New Subadvisory Agreement can be terminated at any time, without the payment of any penalty, by the Board, by the vote of a majority of the outstanding voting securities of the Portfolio, or, if approved by the Board, by BIA, upon sixty days’ prior written notice to MFS or by MFS upon sixty days’ prior written notice to BIA and the Portfolio. The New Subadvisory Agreement will terminate automatically in the event of its assignment or in the event that the Management Agreement between BIA and the Trust is assigned or terminated for any reason. The New Subadvisory Agreement will also terminate automatically in the event MFS requires the Portfolio to change its name so as to eliminate all references to the word “MFS,” unless a majority of the outstanding voting securities of the Portfolio and the Independent Trustees specifically approve its continuance after such change.

The New Subadvisory Agreement also generally provides that absent willful misconduct, bad faith, reckless disregard or gross negligence of MFS in the performance of any of its duties or obligations under the New Subadvisory Agreement, MFS will not be liable for any act or omission in the course of, or connected with, rendering services under the New Subadvisory Agreement.

Subadvisory Fee

Under the New Subadvisory Agreement, BIA pays a subadvisory fee to MFS, based on the average daily net assets of the Portfolio, consisting of a monthly fee computed at the annual rate of 0.350% of the first $100 million of such assets, 0.300% on the next $400 million of such assets, 0.275% on the next $1 billion of such assets, 0.200% on the next $1.5 billion of such assets, and 0.175% on such assets over $3 billion.

MFS also serves as subadviser to another series of the Trust, MFS® Value Portfolio (“MFS Value Portfolio”). The Portfolio and MFS Value Portfolio are managed in a substantially similar way, and BIA expects to propose a merger of the two portfolios at an upcoming Board meeting (the “Proposed Merger”). In anticipation of the Proposed Merger, MFS has agreed to reduce its subadvisory fees with respect to the services to be rendered to the Portfolio and calculate its subadvisory fees from September 1, 2017 through April 2018 based on the cumulative assets of the Portfolio and MFS Value Portfolio. These voluntary subadvisory fee waivers may be terminated by MFS at any time. In addition, effective September 1, 2017, BIA has voluntarily agreed to waive a portion of its investment advisory fee to reflect the savings from the difference between the subadvisory fee payable by BIA to MFS and the subadvisory fee previously payable by BIA to BlackRock, and has voluntarily agreed to waive a portion of its advisory fee to achieve the same net advisory fee rate for the Portfolio and MFS Value Portfolio reflecting the aggregation of assets. These voluntary advisory fee waivers may be terminated by BIA at any time. There can be no assurance that BIA will propose, or that the Board will approve, the Proposed Merger.

For the fiscal year ended December 31, 2016, BIA paid BlackRock $4,372,939 in aggregate subadvisory fees with respect to the Portfolio under the Previous Subadvisory Agreement. If the New Subadvisory Agreement had been in effect during the fiscal year ended December 31, 2016, the fee payable by BIA to MFS would have been $4,160,232. The difference between such amounts is $212,706, which represents a decrease of 4.9%.

As with the Previous Subadvisory Agreement, the Portfolio does not pay the subadvisory fees under the New Subadvisory Agreement. Under the Management Agreement between the Trust and BIA relating to the Portfolio, the fees payable to BIA by the Portfolio at current asset levels, before consideration of effect of any voluntary advisory fee waiver by BIA, are the same as they were when BlackRock subadvised the Portfolio.

Effective Date

The New Subadvisory Agreement was approved by the Board, including by a separate vote of the Independent Trustees, at the August Meeting, and its effective date was as of September 1, 2017.

Material Differences between the Previous Subadvisory Agreement and the New Subadvisory Agreement

Below is a summary description of other material differences between the Previous Subadvisory Agreement and the New Subadvisory Agreement, in addition to those described above (e.g., subadviser, subadvisory fee).

The Previous Subadvisory Agreement contained a provision that obligated BlackRock to provide reasonable and good faith fair valuations for any securities in the Portfolio for which current market quotations are not reliable or readily available. In contrast, the New Subadvisory Agreement obligates MFS to consult with and assist the Portfolio’s pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may be deemed illiquid for purposes of the 1940 Act and for which market quotations are not readily available.

The Previous Subadvisory Agreement and the New Subadvisory Agreement differ to some extent in their liability and indemnification provisions. In terms of parties who may be liable and/or indemnified under the agreement (in each case, the “Indemnified Parties”), the Previous Subadvisory Agreement included affiliates of BlackRock, whereas the New Subadvisory Agreement does not include affiliates of MFS. The New Subadvisory Agreement also explicitly provides that BIA shall hold harmless and indemnify the Indemnified Parties against any loss, liability, cost, damage, or expense (including reasonable attorney fees and costs) arising from any claim or demand by any past or present shareholder of the Portfolio that is not based on the obligations of MFS with respect to the Portfolio under the New Subadvisory Agreement.

In addition, the New Subadvisory Agreement includes provisions for which there were no comparable provisions under the Previous Subadvisory Agreement, including provisions:

•	obligating MFS to pay for certain commercially reasonable expenses relating to printing and mailing of any prospectus supplement in response to actions taken by MFS;

•

extending liability to MFS for any act or omission of the Portfolio’s custodian that is required by and taken in reliance upon instruction given to the custodian by a representative of MFS properly authorized to give such instruction; and

•

terminating automatically the New Subadvisory Agreement in the event that MFS requires the Portfolio to change its name so as to eliminate all references to the word “MFS” unless such change is approved by vote of a majority of the Portfolio’s shareholders or the members of the Board who are not interested persons of the Portfolio or MFS.

III.	Board Considerations

In considering the New Subadvisory Agreement, the Board reviewed a variety of materials provided by BIA and MFS relating to the Portfolio, including comparative fee and expense information, performance information for the Portfolio’s proposed strategy, and other information regarding the nature, extent and quality of services to be provided by MFS under the New Subadvisory Agreement. The Independent Trustees assessed a report provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees, and other information provided by, or at the direction of, BIA and MFS, as more fully discussed below.

The Board acknowledged that BIA recommended that MFS assume subadvisory responsibility for the Portfolio pursuant to the same principal investment strategies as those of MFS Value Portfolio, which is also a series of the Trust and is also subadvised by MFS, and that the Portfolio be renamed MFS Value Portfolio II. The Board further acknowledged that BIA will likely propose at a future meeting the merger of the Portfolio with and into MFS Value Portfolio to be effective on or about May 1, 2018.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in executive session. Prior to voting to approve the New Subadvisory Agreement at the August Meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed initial approval of the New Subadvisory Agreement. The Board received a presentation from BIA regarding the Portfolio during the August Meeting at which representatives of BIA responded to questions from the Independent Trustees. The Independent Trustees also discussed the proposed initial approval of the New Subadvisory Agreement in executive session with their independent legal counsel at which no representatives of management were present.

Information furnished and reviewed specifically in connection with the approval process included, but was not limited to, a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees and performance of MFS. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of MFS that MFS had prepared specifically for the approval process.

In considering whether to approve the New Subadvisory Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by MFS; (2) MFS’s personnel and operations; (3) the financial condition of MFS; (4) the level and method of computing the Portfolio’s proposed subadvisory fees; (5) any “fall-out” benefits to BIA, MFS and their affiliates (i.e., ancillary benefits realized by BIA, MFS or their affiliates from BIA’s or MFS’s relationship with the Trust); (6) the anticipated effect of growth in size on the Portfolio’s performance and expenses; (7) fees paid by any comparable accounts; and (8) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolio by BIA’s affiliates. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the Portfolio.

Nature, extent and quality of services. With respect to the services to be provided by MFS, the Board considered, among other things, information provided to the Board by MFS. The Board considered MFS’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed MFS’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of MFS’s investment and compliance personnel who would be providing services to the Portfolio. The Board also considered MFS’s compliance program and any disciplinary history. The Board also took into account MFS’s risk assessment and monitoring process. The Board noted MFS’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff would conduct regular, periodic compliance reviews with MFS and present reports to the Independent Trustees regarding the same, which would include evaluating the regulatory compliance system of MFS and procedures reasonably designed by MFS to help assure compliance with the federal securities laws, including best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of MFS. Based on the information provided to the Board and its discussions with the CCO, the Board approved the Rule 38a-1 compliance policies and procedures as they relate to the Portfolio.

The Board considered MFS’s investment process and philosophy. The Board took into account that MFS’s responsibilities would include the development and maintenance of an investment program for the Portfolio which would be consistent with the Portfolio’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed MFS’s brokerage policies and practices.

Performance. The Board took into account the proposed revisions to the investment strategy of the Portfolio such that the Portfolio will be managed to the same principal investment strategies as those of MFS Value Portfolio, and the Board noted the comparable performance information for MFS Value Portfolio.

Fees and Expenses. The Board gave consideration to the proposed subadvisory fees payable under the New Subadvisory Agreement. In addition, the Independent Trustees, with the assistance of JDL, also examined the proposed fees to be paid to MFS in light of fees paid to the prior subadviser and the method of computing the Portfolio’s proposed fee.

The Board noted that the subadvisory fee for the Portfolio would be paid by BIA, not the Portfolio, out of the advisory fee, and that, in the case of MFS, which is unaffiliated with BIA, BIA negotiates the fee at arm’s length. In addition, the Board considered that BIA had negotiated reductions to MFS’s subadvisory fee for the services to be rendered to the Portfolio as a result of the change of the subadviser and that MFS had agreed to calculate its subadvisory fees from September 1, 2017 through April 2018 based on the cumulative assets of the Portfolio and MFS Value Portfolio. The Board further noted that, in order for contractholders to benefit from these subadvisory fee concessions effective September 1, 2017, BIA had agreed to waive a portion of its advisory fee to reflect the savings from the difference between the subadvisory fee payable by BIA to MFS and the subadvisory fee previously payable by BIA to BlackRock, and had agreed to waive a portion of its advisory fee to achieve the same net advisory fee rate for the Portfolio and MFS Value Portfolio reflecting the aggregation of assets. The Board further considered the amount of the subadvisory fee to be paid out by BIA and the amount of the management fees that it would retain in light of the services performed by MFS and BIA, respectively.

Profitability. Each year, in connection with the Board’s review of the advisory agreement with BIA, the Board considered the costs of the services provided and the profits realized by BIA from its relationship with the Portfolio. The Board acknowledged the arms-length nature of the relationship between BIA and MFS with respect to the negotiation of the subadvisory fee rate on behalf of the Portfolio, and that BIA, and not the Portfolio, was responsible for paying the fee under the New Subadvisory Agreement. As such, the Board did not consider the anticipated profitability to MFS from its subadvisory services to the Portfolio.

Economies of scale. The Board also considered the probable effect of the Portfolio’s growth in size on its performance and fees. The Board noted that the subadvisory fee each contains breakpoints that reduce the advisory fee rate above specified asset levels. The Board also considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board also generally noted that if the Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board noted management’s discussion of the Portfolio’s advisory fee structure.

Other factors. The Board considered other benefits that may be realized by MFS and its affiliates from their relationship with the Trust, including the opportunity to provide subadvisory services to additional portfolios of the Trust and reputational benefits.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and MFS’s affiliations and the services that are provided to the Trust, and the manner in which such conflicts were mitigated.

IV.	The Subadviser

Massachusetts Financial Services Company (“MFS”) is the subadviser to the Portfolio. MFS’s principal address is 111 Huntington Avenue, Boston, Massachusetts 02199. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., located at 111 Huntington Avenue, Boston, Massachusetts 02199, which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company), located at 150 King Street West, Toronto, Ontario, Canada M5H 1J9. As of December 31, 2016, Sun Life of Canada (U.S.) Financial Services Holdings, Inc. owned approximately 94% of the outstanding voting shares of MFS. Net assets under the management of the MFS organization were approximately $425 billion as of December 31, 2016.

The Portfolio is managed by co-managers, Nevin Chitkara and Steven Gorham. Each portfolio manager is primarily responsible for the day-to-day management of the Portfolio. Mr. Chitkara is an Investment Officer of MFS and has been employed in the investment area of MFS since 1997. Mr. Gorham is an Investment Officer of MFS and has been employed in the investment area of MFS since 1992.

Following is a list of the directors and principal executive officers of MFS and their principal occupations. The address of each person listed with respect to their position with MFS, unless noted otherwise, is: c/o 111 Huntington Avenue, Boston, Massachusetts 02199.

Name	Principal Occupation at MFS
Robert Manning	Director, Executive Chairman and Chairman of the Board of Directors
Michael Roberge	Director, Chief Executive Officer, President and Chief Investment Officer
Stephen Peacher	Director
Kevin Strain	Director
David Antonelli	Vice Chairman
Robin Stelmach	Vice Chairman
Amrit Kanwal	Executive Vice President and Chief Financial Officer
Heidi Hardin	Executive Vice President, General Counsel and Secretary
Carol Geremia	Executive Vice President
James Jessee	Executive Vice President
Martin Wolin	Chief Compliance Officer

MFS acts as investment adviser or subadviser to the following mutual funds that have investment objectives similar to those of the Portfolio:

AS OF DECEMBER 31, 2016

Comparable Fund	Fee Schedule (as of % of average daily net assets)	Account Type	Assets under Management
MFS® Value Portfolio—Brighthouse Funds Trust II (Subadvised Fund #1)	0.350% on the first $100 million 0.300% on the next $400 million 0.275% on the next $1 billion 0.200% on the next $1.5 billion 0.175% on assets over $3 billion	Sub-Advisory	$3,112.05 million

Subadvised Fund #2	0.450% on the first $100 million 0.350% on the next $150 million 0.325% on the next $250 million 0.300% on assets over $500 million	Sub-Advisory	$670.65 million

Subadvised Fund #3	0.350% on the first $100 million 0.300% on the next $400 million 0.275% on assets over $500 million	Sub-Advisory	$1,158.46 million

Subadvised Fund #4	0.350% on the first $100 million 0.300% on the next $400 million 0.275% on the next $1 billion 0.200% on assets over $1.5 billion	Sub-Advisory	$1,128.52 million

Subadvised Fund #5	0.400% on the first $300 million 0.375% on the next $300 million 0.350% on assets over $600 million	Sub-Advisory	$472.99 million

Subadvised Fund #6	0.375% on the first $250 million 0.325% on the next $250 million 0.300% on the next $1 billion 0.250% on assets over $1.5 billion	Sub-Advisory	$1,254.62 million

Subadvised Fund #7	0.350% on the first $100 million 0.300% on the next $400 million 0.275% on assets over $500 million	Sub-Advisory	$2,030.98 million

Subadvised Fund #8	0.375% on the first $100 million 0.350% on the next $400 million 0.300% on the next $500 million 0.250% on assets over $1 billion	Sub-Advisory	$290.06 million

MFS Value Fund

0.600% up to $7.5 billion

0.530% from $7.5 billion to $10 billion

0.500% from $10 billion to $20 billion

0.450% from $20 billion to $25 billion

0.420% from $25 billion to $30 billion

0.400% from $30 billion to $35 billion

0.380% from $35 billion to $40 billion

0.360% on assets over $40 billion

		Advisory	$40,843.42 million

MFS Value Series	0.750% up to $1 billion 0.650% from $1 billion to $2.5 billion 0.600% on assets over $2.5 billion	Advisory	$2,272.41 million

V.	Changes in the Portfolio’s Investment Style and Changes in the Portfolio’s Risks

Under MFS’s management, the investment objective of the Portfolio has changed from “long-term growth of capital,” to “capital appreciation.” Following the subadviser change, the Portfolio continues to invest at least 80% of its net assets in equity securities of large capitalization companies. There are, however, changes to the Portfolio’s principal investment strategies under MFS’s management. The Portfolio’s principal risks remain substantially the same following the subadviser change, although “Convertible Securities Risk” has been added and “Derivatives Risk” removed as a principal risk of the Portfolio. Please see the supplement dated August 18, 2017 to the Portfolio’s prospectus dated May 1, 2017, attached as Exhibit 1 to this Information Statement for more information.

VI.	Portfolio Transactions

Subject to the supervision of BIA and the Trustees of the Trust, MFS is responsible for decisions to buy and sell securities for the Portfolio’s account and for the placement of its portfolio business with broker-dealers and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange. Certain equity securities are traded in the over-the-counter market. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. This does not mean that the lowest available brokerage commission will be paid. Although from time to time the Portfolio might pay a commission on a transaction involving a fixed-income security, transactions involving fixed-income securities are typically conducted directly with a dealer or other counterparty (principal transaction), and no commission is paid. Generally, MFS uses its best efforts to obtain execution of transactions for the Portfolio at prices which are advantageous to the Portfolio at commission rates that are reasonable in relation to the benefits received.

The Board has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct BIA to cause MFS to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement (“Directed Brokerage”). The Trustees will review the levels of Directed Brokerage for the Portfolio on a quarterly basis.

For the year ended December 31, 2016, the Portfolio paid $705,439 in brokerage commissions.

VII.	Portfolio’s Ownership Information

As of the Record Date, the total number of Class A, Class B and Class E shares of the Portfolio outstanding were 154,236,576.836, 53,316,532.444 and 4,373,509.866, respectively.

Metropolitan Life Insurance Company, New England Life Insurance Company, Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY, Metropolitan Tower Life Insurance Company and General American Life Insurance Company (individually an “Insurance Company” and collectively the “Insurance Companies”), are the record owners, through their separate accounts, of all the Portfolio’s shares.

As of the Record Date, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the shares of beneficial interest of the Portfolio. To the Trust’s knowledge, no person, as of the Record Date, was entitled to give voting instructions to an Insurance Company with respect to 5% or more of the Portfolio’s shares.

VIII.	Shareholders Sharing the Same Address

As permitted by law, only one copy of this Information Statement may be delivered to Shareholders residing at the same address, unless such Contract Owners have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy of this Information Statement, please contact the Trust by writing to the Trust at One Financial Center, Boston, Massachusetts 02111, or by calling 1-800-638-7732. The Trust will then promptly deliver, upon request, a separate copy of this Information Statement to any Contract Owner residing at an address to which only one copy was mailed. Contract Owners wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and Contract Owners sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Exhibit 1

BRIGHTHOUSE FUNDS TRUST II

SUPPLEMENT DATED AUGUST 18, 2017

TO THE

PROSPECTUS DATED MAY 1, 2017

BLACKROCK LARGE CAP VALUE PORTFOLIO

The Board of Trustees of Brighthouse Funds Trust II (the “Trust”) has approved a change of subadviser for the BlackRock Large Cap Value Portfolio (the “Portfolio”) from BlackRock Advisors, LLC (“BlackRock”) to Massachusetts Financial Services Company (“MFS”) to be effective on or about September 1, 2017, pursuant to a new subadvisory agreement between the Trust’s investment adviser, Brighthouse Investment Advisers, LLC, and MFS. Effective on or about September 1, 2017, the name of the Portfolio will change to MFS® Value Portfolio II, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the Prospectus will change to the Portfolio’s new name and references to BlackRock contained in the Prospectus will change to MFS. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to BlackRock as the Portfolio’s subadviser and to the Portfolio by its original name in their forms and communications until such documents can be revised.

In connection with the changes described above, the following changes to the Portfolio’s Prospectus are effective on or about September 1, 2017:

In the Portfolio Summary, the information in the section entitled “Investment Objective” is deleted in its entirety and replaced with the following:

Capital Appreciation.

In the Portfolio Summary, the information in the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Massachusetts Financial Services Company (“MFS” or “Subadviser”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s net assets in equity securities of large capitalization U.S. companies. Equity securities include common stocks, preferred stocks, securities convertible into common or preferred stocks and depositary receipts for equity securities. MFS focuses on investing the Portfolio’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (“value” companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. The Portfolio may invest up to 20% of its assets in foreign securities and may have exposure to foreign currencies through its investments in these securities.

Stock Selection

MFS uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of the issuers’ financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

In the Portfolio Summary, in the section entitled “Principal Risks,” information related to “Derivatives Risk” is deleted in its entirety and the following is added after “Foreign Investment Risk”:

Convertible Securities Risk. Investments in convertible securities may be subject to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy), interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise) and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer, or the Portfolio may be forced to convert a convertible security, at a time and a price that is disadvantageous to the Portfolio.

In the Portfolio Summary, the following disclosure is added at the end of the first paragraph of the section entitled “Past Performance”:

Effective September 1, 2017, MFS became the subadviser to the Portfolio. Investment performance prior to that date is attributable to the former investment subadviser to the Portfolio.

In the Portfolio Summary, the disclosure regarding the Portfolio’s subadviser and portfolio managers in the section entitled “Management” is deleted in its entirety and replaced with the following:

Subadviser. Massachusetts Financial Services Company, is the subadviser to the Portfolio.

Portfolio Managers. Nevin Chitkara and Steven Gorham, each an Investment Officer of MFS, are co-managers of the Portfolio and have been jointly and primarily responsible for the day-to-day management of the Portfolio since September 2017.

In the section “Principal Risks of Investing in the Portfolio,” information related to “Derivatives Risk” is deleted in its entirety and the following is added after “Foreign Investment Risk”:

Convertible Securities Risk

Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit and counterparty risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio. The Portfolio also may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Portfolio’s return.

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Nearly all debt securities, including debt securities that are convertible into equity securities, are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. Government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. Government agency, instrumentality, or corporation; or otherwise supported by the United States. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if an issuer’s or a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

Convertible securities may subject the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

The values of convertible securities are subject to change when prevailing interest rates change. The value of convertible securities tends to decline when prevailing interest rates rise and, conversely, tends to increase when interest rates go down. As the value of the common stock underlying a convertible security declines, the convertible security’s sensitivity to changes in prevailing interest rates tends to increase. The income generated by convertible securities may decline when prevailing interest rates decline and, conversely, increase when interest rates rise.

In the section entitled “Additional Information About the Portfolio’s Investment Strategies,” the subsection “Portfolio Turnover” is deleted in its entirety.

In the section entitled “Additional Information About Management,” the subsection “Fee Waiver Arrangement” is deleted in its entirety and replaced with the following:

Voluntary Fee Waiver

Effective September 1, 2017, BIA has voluntarily agreed to waive a portion of its investment advisory fee to reflect a portion of the savings from the difference between the subadvisory fee payable by BIA to MFS and the subadvisory fee previously payable by BIA to the former investment subadviser to the Portfolio. This voluntary advisory fee waiver may be terminated by BIA at any time.

In the subsection entitled “Additional Information About Management—The Subadviser,” the third, fourth, fifth, sixth and seventh paragraphs are deleted in their entirety and replaced with the following:

BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2016, BIA paid to the Portfolio’s former subadviser an investment subadvisory fee of 0.30% of the Portfolio’s average daily net assets.

Massachusetts Financial Services Company, located at 111 Huntington Avenue, Boston, Massachusetts 02199, is the Subadviser to the Portfolio. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $425 billion as of December 31, 2016.

Nevin Chitkara and Steven Gorham, co-managers of the Portfolio, have been jointly and primarily responsible for the day-to-day management of the Portfolio since September 2017.

Each portfolio manager is primarily responsible for the day-to-day management of the Portfolio. Mr. Chitkara is an Investment Officer of MFS and has been employed in the investment area of MFS since 1997. Mr. Gorham is an Investment Officer of MFS and has been employed in the investment area of MFS since 1992.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE

Exhibit 2

INVESTMENT SUBADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT

MFS VALUE PORTFOLIO II

This Sub-Advisory Agreement (this “Agreement”) is entered into as of this 1st day of September, 2017 by and between Brighthouse Investment Advisers, LLC, a Delaware limited liability company (the “Manager”), Massachusetts Financial Services Company, a Delaware corporation (the ”Sub-Adviser”).

WHEREAS, the Manager has entered into an Advisory Agreement of even date herewith (the “Advisory Agreement”) with Brighthouse Funds Trust II (the “Fund”), pursuant to which the Manager provides portfolio management and administrative services to the MFS Value Portfolio II (the “Portfolio”);

WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

WHEREAS, the Manager desires to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-Adviser agree as follows:

1.	Sub-Advisory Services.

a.

The Sub-Adviser shall, subject to the supervision of the Manager and in cooperation with any administrator appointed by the Manager (the “Administrator”), manage the investment and reinvestment of the assets of the Portfolio. Subject to paragraph 1.g. below, the Sub-Adviser shall manage the Portfolio in conformity with (1) the investment objective, policies and restrictions of the Portfolio set forth in the Fund’s prospectus and statement of additional information, as revised or supplemented from time to time, relating to the Portfolio (the “Prospectus”), (2) any additional policies or guidelines established by the Manager or by the Fund’s Directors that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the “Code”) applicable to “regulated investment companies” (as defined in Section 851 of the Code) and “segregated asset accounts” (as defined in Section 817 of the Code) including, but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder, all as from time to time in effect (collectively, the “Policies”), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the “1940 Act”), the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission (“SEC”) (“SEC Positions”); provided, however, that the Manager agrees to inform the Sub-Adviser of any and all applicable state insurance law restrictions that operate to limit or restrict the investments the Portfolio might otherwise make (“Insurance Restrictions”), and to inform the Sub-Adviser promptly of any changes in such Insurance Restrictions. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Portfolio may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Portfolio as the Manager shall determine are necessary in order for the Portfolio to comply with the Policies.

b.	The Sub-Adviser shall furnish the Manager and the Administrator daily, weekly, monthly, quarterly and/or annual reports concerning transactions and performance of the Portfolio in such form as may be mutually agreed upon, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Manager, the Administrator or the Fund at their reasonable request. Subject to Section 1(g) of this Agreement, the Sub-Adviser shall as a part of complete portfolio compliance testing program, perform quarterly diversification testing under section 817(h) of the Code. The Sub-Adviser shall provide timely notice each calendar quarter that such diversification was satisfied, or if not satisfied, that the corrections were made within 30 days of the end of the calendar quarter. The Sub-Adviser shall permit all books and records with respect to the Portfolio to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager, the Administrator or the Fund with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Fund from time to time, including without limitation all material as reasonably may be requested to the Directors of the Fund pursuant to Section 15(c) of the 1940 Act.

c.	The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser’s Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio.

d.	The Sub-Adviser will consult with and assist the Portfolio’s pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may be deemed illiquid for purposes of the 1940 Act and for which market quotations are not readily available.

e.	Unless the Manager gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interest of the Portfolio’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested.

f.	The Manager shall provide the Sub-Adviser with a list of entities with which the Sub-Adviser is restricted from engaging in transactions on behalf of the Portfolio. The Sub-Adviser shall be responsible for complying with this restricted list and any changes thereto 10 business days after its receipt.

g.	The Manager acknowledges that the Sub-Adviser is not the compliance agent for the Portfolio and does not have access to all of the Portfolio’s books and records necessary to perform certain compliance testing. However, the Sub-Adviser shall perform compliance testing with respect to the Portfolio based upon information in its possession and upon written instructions, if any, received from the Manager or the Administrator and shall not be held in breach of this Agreement so long as it performs in accordance with such information and instructions.

h.	The Sub-Adviser shall be responsible for commercially reasonable expenses relating to the printing and mailing of any prospectus supplement required by the actions taken by the Sub-Adviser, including but not limited to, portfolio manager changes, disclosure changes requested by the Sub-Adviser that affect the investment objective, principal investment strategies, principal investment risks and portfolio management sections of the prospectus, where such disclosures are required under applicable law to be distributed to existing annuity contract holders and life policy holders that are invested in the Portfolio. The Manager agrees to provide a detailed invoice of such expenses not later than six months after the expenses are incurred, and the Sub-Adviser shall pay the amounts of such expenses with 60 days of receipt of such invoice from the Manager.

i.	In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Sub-Adviser shall not consult with any other Sub-Adviser to the Portfolio or any Sub-Adviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

j.	With respect to those activities for which it performs for or on behalf of the Portfolio, the Sub-Adviser represents, warrants and agrees that the Sub-Adviser has adopted and implemented, and throughout the term of this Agreement will maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Sub-Adviser, and its supervisory persons, and, to the extent the activities of the Sub-Adviser could affect the Fund, by the Fund, of “federal securities laws” as defined in Rule 38a-1 under the 1940 Act), and that the Sub-Adviser has provided the Fund with true and complete copies of such policies and procedures (or summaries thereof) of the Sub-Adviser and related information requested by the Fund. The Sub-Adviser agrees to cooperate with periodic reviews by the Fund’s compliance personnel of the Sub-Adviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund from time to time such additional information and certifications in respect of policies and procedures of the Sub-Adviser, compliance personnel may reasonably request. The Sub-Adviser agrees to promptly notify the Manager of any compliance violations detected by the Sub-Adviser that affect the Portfolio.

2.	Obligations of the Manager.

a.	The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Portfolio, cash requirements and cash available for investment in the Portfolio, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

b.	The Manager has furnished the Sub-Adviser a copy of the Prospectus and statement of additional information of the Portfolio and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Sub-Adviser shall not be responsible for managing the Portfolio in accordance with changes reflected in any such revision or supplement until the Sub-Adviser has received such revision or supplement. The Manager agrees to furnish the Sub-Adviser with relevant sections of minutes of meetings of the Directors of the Fund applicable to the Portfolio to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports of the Fund with respect to the Portfolio which are provided to the Portfolio’s shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

3.

Custodian. The Manager shall provide the Sub-Adviser with a copy of the Portfolio’s agreement with the custodian designated to hold the assets of the Portfolio (the “Custodian”) and any modifications thereto (the “Custody

Agreement”), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Portfolio shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall provide timely instructions directly to the Fund’s custodian, in the manner and form as required by the Fund’s custodian agreement (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Portfolio’s assets. The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is required by and taken in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Portfolio shall be delivered directly to the Custodian.

4.	Proprietary Rights. The Manager agrees and acknowledges that the Sub-Adviser is the sole owner of the name and mark “MFS”. Without the prior review and approval of the Sub-Adviser, the Manager shall not, and the Manager shall use its best efforts to cause the Fund not to, make representations regarding the Sub-Adviser in any disclosure document, advertisement or sales literature or other materials relating to the Portfolio. Upon termination of this Agreement for any reason, the Manager shall cease, and the Manager shall use its best efforts to cause the Portfolio to cease, all use of the “MFS” mark as soon as reasonably practicable.

5.	Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Fund including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Portfolio, and (c) custodian fees and expenses. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

6.	Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Portfolio with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 (or any successor regulations) under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Portfolio at prices which are advantageous to the Portfolio and at commission rates that are reasonable in relation to the benefits received.

7.	Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation at the annual rate of 0.350% of the first $100 million of the average daily net assets of the Portfolio, 0.300% of the next $400 million of such assets, 0.275% of the next $1 billion of such assets, 0.200% of next $1.5 billion and 0.175% of such assets over $3 billion. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Portfolio pursuant to the Advisory Agreement. If the Sub-Adviser shall serve for less than the whole month or another agreed upon interval, the forgoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Fund, however, any such waiver will have no effect on the Manager’s obligation to pay the Sub-Adviser the compensation provided for herein.

8.	Non-Exclusivity. The Manager and the Portfolio agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Portfolio recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager. The Sub-Adviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio, provided the Sub-Adviser receives the express agreement and consent of the Manager and/or the Fund’s Board of Directors to execute futures account agreements, ISDA Master Agreements and other documents related thereto, which consent shall not be unreasonably withheld. In such respect, and only for this limited purpose, the Sub-Adviser shall act as the Manager’s and the Fund’s agent and attorney-in-fact.

9.

Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents (the “Indemnified Parties”) shall be subject to any liability to the Manager, the Fund, the Portfolio or any shareholder of the Portfolio for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser’s duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties. The Manager shall hold harmless and indemnify the Indemnified Parties against any loss, liability, cost, damage, or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Portfolio that is not based on the obligations of the Sub-Adviser with respect to the Portfolio under this Agreement. The Manager acknowledges and agrees that the Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

10.	Effective Date and Termination. This Agreement shall become effective as of the date first above written, and

a.	unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund, the Manager, the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

b.	this Agreement may at any time be terminated on sixty days’ written notice to the Sub-Adviser either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

c.	this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

d.	this Agreement may be terminated by the Sub-Adviser on sixty days’ written notice to the Manager and the Fund, or, if approved by the Board of Directors of the Fund, by the Manager on sixty days’ written notice to the Sub-Adviser; and

e.	if the Sub-Adviser requires the Portfolio to change its name so as to eliminate all references to the word “MFS” then this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Directors of the Fund who are not interested persons of the Fund or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

11.	Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

12.	Certain Definitions. For the purpose of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person” and “assignment” shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

13.	General.

a.	The Sub-Adviser may perform its services through any of its employees, officers or agents, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Portfolio shall perform the portfolio management duties described therein until the Sub-Adviser notifies the Manager that one or more other employees, officers or agents of the Sub-Adviser, identified in such notice, shall assume such duties as of a specific date.

b.	If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

c.	This Agreement shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts.

BRIGHTHOUSE INVESTMENT ADVISERS, LLC

By:	/s/Peter Duffy
Peter Duffy
President

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:	/s/James Jessee
Name:	James Jessee
Title:	Authorized Signer